Exhibit 10.2

Execution Version

AFFIRMATION OF GUARANTIES, COLLATERAL DOCUMENTS AND

INTERCREDITOR AGREEMENT AND CONSENT TO AMENDMENT AND

RESTATEMENT

THIS AFFIRMATION OF GUARANTIES, COLLATERAL DOCUMENTS AND INTERCREDITOR AGREEMENT AND CONSENT TO AMENDMENT AND RESTATEMENT (this “Affirmation”) is made as of August 8, 2011, by SKY ACQUISITION LLC (“Holdings”), APRIA HEALTHCARE GROUP INC. (the “Lead Borrower”), the other borrowers listed on the signature pages hereto (together with the Lead Borrower, the “Borrowers”), and each of the Subsidiaries of Holdings listed on the signature pages hereto (each, a “Subsidiary Guarantor”, and collectively, together with Holdings, the “Guarantors”; the Guarantors, together with the Borrowers, the “Loan Parties”), in favor of Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”, and referred to collectively with the Administrative Agent as the “Agent”) for the Secured Parties (as defined in the Amended and Restated Credit Agreement referred to below).

RECITALS:

A. The Borrowers, Holdings, each lender from time to time party thereto (the “Existing Lenders”), and the Agent, entered into that certain Credit Agreement, dated as of October 28, 2008 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “Existing Credit Agreement”), pursuant to which the Existing Lenders agreed to make loans, issue letters of credit, and make other financial accommodations to the Borrowers.

B. In connection with the Existing Credit Agreement:

(a) The Guarantors and the Agent entered into that certain Guaranty, dated as of October 28, 2008 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “Guaranty”), in favor of the Secured Parties, in each case pursuant to which the Guarantors guaranteed the payment and performance of the obligations of the Loan Parties under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement);

(b) each Loan Party (as a Grantor thereunder) entered into that certain Security Agreement, dated as of October 28, 2008 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, including by the accession thereto of additional Grantors to date) (the “Security Agreement”), pursuant to which the Grantors (as defined therein) granted a security interest in the Collateral (as defined therein) in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Existing Credit Agreement);

(c) Coram, Inc. (as a Grantor thereunder) entered into that certain Patent Security Agreement, dated as of October 28, 2008 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, including by the accession thereto of additional Grantors to date) (the “Patent Security Agreement”), in favor of the Collateral Agent, pursuant to which Coram, Inc. granted a security interest in the Collateral (as defined in the Security

Agreement), in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Existing Credit Agreement);

(d) the Lead Borrower (as a Grantor thereunder) entered into that certain Copyright Security Agreement, dated as of October 28, 2008 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, including by the accession thereto of additional Grantors to date) (the “Copyright Security Agreement”), in favor of the Collateral Agent, pursuant to which the Lead Borrower granted a security interest in the Collateral (as defined in the Security Agreement), in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Existing Credit Agreement);

(e) Apria Healthcare, Inc. (as a Grantor thereunder) entered into that certain Trademark Security Agreement, dated as of October 28, 2008 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, including by the accession thereto of additional Grantors to date) (the “Apria Trademark Security Agreement”), in favor of the Collateral Agent, pursuant to which Apria Healthcare, Inc. granted a security interest in the Collateral (as defined in the Security Agreement), in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Existing Credit Agreement);

(f) Coram, Inc. (as a Grantor thereunder) entered into that certain Trademark Security Agreement, dated as of October 28, 2008 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, including by the accession thereto of additional Grantors to date) (the “Coram Trademark Security Agreement”, and together with the Patent Security Agreement, the Copyright Security Agreement and the Apria Trademark Security Agreement, the “IP Security Agreements”), in favor of the Collateral Agent, pursuant to which Coram, Inc. granted a security interest in the Collateral (as defined in the Security Agreement), in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Existing Credit Agreement);

(g) the Lead Borrower entered into that certain Deposit Account Control Agreement, dated as of April 29, 2009 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “Bank of America Control Agreement”) with Bank of America N.A. in favor of the Administrative Agent;

(h) Apria Healthcare, Inc. entered into that certain Springing Blocked Account Agreement, dated as of April 24, 2009 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “PNC Control Agreement”) with PNC Bank, National Association in favor of the Administrative Agent;

(i) Coram, Inc. entered into that certain Assigned Accounts Agreement, dated as of April 29, 2009 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “Coram Harris Control Agreement”) with Harris N.A., in favor of the Administrative Agent;

(j) CoramRX, LLC entered into that certain Assigned Account Agreement, dated as of April 29, 2009 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “CoramRX Harris Control Agreement”, and together with the Bank of America Control Agreement, the PNC Control Agreement and the Coram Harris Control Agreement, the “Control Agreements”, and together with the Security Agreement, the IP Security Agreements and the agreements, documents and instruments executed and delivered in connection therewith, the “Security Documents”) with Harris N.A. in favor of the Administrative Agent;

(k) Apria Healthcare, Inc. entered into that certain Account Sweep Agreement, dated as of April 29, 2009 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “Bank of America Sweep Agreement”) with Bank of America N.A. and the Administrative Agent;

(l) Apria Healthcare, Inc. entered into that certain Account Sweep Agreement, dated as of April 24, 2009 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “PNC Sweep Agreement”) with PNC Bank, National Association and the Administrative Agent;

(m) Coram, Inc. entered into that certain Account Sweep Agreement, dated as of April 29, 2009 (as amended, restated, amended and restated, supplemented, or otherwise modified to date, the “Harris Sweep Agreement”, and together with the Bank of America Sweep Agreement and the PNC Sweep Agreement, the “Sweep Agreements”) with Harris N.A. and the Administrative Agent; and

(n) the Lead Borrower entered into that certain Lien Subordination and Intercreditor Agreement, dated as of October 28, 2008, as amended by the Successor Collateral Agent’s Certificate and Confirmation, dated as of August 13, 2009 (as further amended, restated, amended and restated, supplemented, or otherwise modified to date, the “Intercreditor Agreement”, and together with the Guaranty, the Security Documents and the Sweep Agreements, the “Affirmed Documents”) with the Collateral Agent and Bank of America, N.A. as the Term Debt Collateral Agent (as defined therein).

C. Reference is made to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Amended and Restated Credit Agreement”), among the Borrowers, Holdings, each Lender from time to time party thereto, and the Agent.

D. In connection with the execution and delivery of the Amended and Restated Credit Agreement, it is the intent of each party hereto and thereto that (i) the guaranties made by the Guarantors under the Guaranty be affirmed, confirmed, renewed and continued; (ii) all Collateral subject to the Security Documents secure, and continue to secure, all of the Obligations under the Amended and Restated Credit Agreement and the other Loan Documents; (iii) all security interests, pledges, assignments and other Liens previously granted by any Grantor pursuant to the Security Documents or any other agreements, documents and instruments related thereto be affirmed, confirmed, renewed and continued; (iv) all such security interests, pledges, assignments and other Liens remain in full force and effect as security for the Secured Obligations (as defined in the Security Agreement) with no change in the priority applicable thereto, in each case, subject only to Liens permitted under the Loan Documents, to the extent provided therein; (v) the Loan Parties continue to be bound by the Intercreditor Agreement in accordance with the terms thererof; and (vi) all references in the Affirmed Documents to the Credit Agreement shall be deemed to refer to the Amended and Restated Credit Agreement, for the avoidance of doubt, in each case, for the benefit of the Secured Parties (as defined in the Amended and Restated Credit Agreement).

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are acknowledged by the Borrowers and the Guarantors, each Borrower and each Guarantor agrees with and in favor of the Collateral Agent, for its own benefit and for the benefit of the Secured Parties (as defined in the Amended and Restated Credit Agreement), as follows:

1. Definitions. All capitalized terms used in this Affirmation, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Amended and Restated Credit Agreement.

2. Confirmation. Each Borrower and each Guarantor hereby agrees and confirms that, notwithstanding the amendment and restatement of the Existing Credit Agreement, pursuant to the Amended and Restated Credit Agreement:

(a) The obligations of Guarantors contained in the Guaranty shall remain in full force and effect and are hereby confirmed, renewed, affirmed and continued by this Affirmation.

(b) All rights, benefits, interests, duties, liabilities and obligations of the parties to the Security Documents are hereby confirmed, renewed, affirmed and continued by this Affirmation. Without limitation of the foregoing, all security interests, pledges, assignments and other Liens previously granted by any Grantor pursuant to the Security Documents are confirmed, renewed, affirmed and continued by this Affirmation, and all such security interests, pledges, assignments and other Liens shall remain in full force and effect as security for all Secured Obligations (as defined in the Security Agreement) with no change in the priority applicable thereto, in each case, subject only to Liens permitted under the Loan Documents, to the extent provided therein. The schedules to the Security Agreement shall be updated in the form attached hereto.

(c) All rights, benefits, interests, duties, liabilities and obligations of the Loan Parties to the Intercreditor Agreement are hereby confirmed, renewed, affirmed and continued by this Affirmation.

(d) This Affirmation does not extinguish the indebtedness or liabilities outstanding in connection with the Existing Credit Agreement, the Guaranty, the Security Agreement, or the other Affirmed Documents, nor does it constitute a novation with respect thereto; rather, such indebtedness and liabilities have been redenominated, as set forth in the Amended and Restated Credit Agreement.

(e) Each reference in the Affirmed Documents to the “Credit Agreement” (or words of like impact) shall mean and be a reference to the Amended and Restated Credit Agreement, and each reference to any other term defined in the Existing Credit Agreement shall be a reference to such term as amended by the Amended and Restated Credit Agreement.

3. Consent to Amendment and Restatement and Ratification. Each Loan Party hereby expressly consents to the amendment and restatement of the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement, and each Loan Party ratifies and reaffirms the Affirmed Documents and all of such Loan Party’s duties, indebtedness and liabilities thereunder.

4. Acknowledgments and Stipulations. Each Loan Party acknowledges and stipulates that the Affirmed Documents and each other Loan Document executed by such Loan Party are legal, valid and binding obligations of such Loan Party that are enforceable against such Loan Party in accordance with the terms thereof, except as such enforceability may be limited by Debtor Relief Laws (as defined in the Amended and Restated Credit Agreement), by general principles of equity and by a covenant of good faith and fair dealing, as set forth in such Loan Documents, and the security interests and Liens granted under the Security Documents and each other Loan Document by such Loan Party in favor of the Collateral Agent, for the benefit of the Secured Parties, are and continue to be, duly perfected security interests and Liens, in each case, to the full extent provided by the terms of the Security Documents and each other Loan Document and subject only to Liens permitted under the Loan Documents, to the extent provided therein.

5. Representations and Warranties. Each Loan Party represents and warrants to the Collateral Agent and the Secured Parties that (i) no Default exists on the date hereof; (ii) the execution, delivery and performance of this Affirmation have been duly authorized by all requisite action on the part of such Loan Party; (iii) this Affirmation has been duly executed and delivered by such Loan Party; and (iv) all of the representations and warranties made by such Loan Party in each of the Affirmed Documents are true and correct in all material respects on and as of the date hereof, except if qualified by materiality or “Material Adverse Effect”, in which case they are true and correct in all respects, and except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects, or true and correct in all respects, as the case may be, as of such earlier date.

6. References.

(a) Upon the effectiveness of this Affirmation, each reference in the Affirmed Documents to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the applicable Affirmed Document, as the case may be, as amended, confirmed, renewed, affirmed and continued by this Affirmation.

(b) Upon the effectiveness of this Affirmation, each reference in each Loan Document to the “Guaranty”, the “Security Agreement”, the “Grant of Security Interests in Trademarks,” “Grant of Security Interests in Patents,” “Grant of Security Interests in Copyrights,” the “Deposit Account Control Agreement”, the “Sweep Account Agreement” or the “Intercreditor Agreement” shall mean and be a reference to each applicable Affirmed Document, respectively, as amended, confirmed, renewed, affirmed and continued by this Affirmation.

(d) This Affirmation shall be a Loan Document for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents.

7. Governing Law. THIS AFFIRMATION SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8. Interpretation. The division of this Affirmation into sections and paragraphs, and the insertion of headings, is for convenience of reference only and will not affect the construction or interpretation of this Affirmation. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders. When used in this Affirmation, the word “including” (or includes) means “including (or includes) without limitation”. Any reference in this Affirmation to a “Section” means the relevant Section of this Affirmation. The obligations of the Loan Parties under this Affirmation are joint and several.

9. Severability. Any provision of this Affirmation that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this Affirmation, all without affecting the remaining provisions of this Affirmation or affecting the validity or enforceability of such provision in any other jurisdiction.

10. No Novation, etc. Except as otherwise expressly provided in this Affirmation, nothing herein shall be deemed to amend or modify any provision of the Affirmed Documents, each of which shall remain in full force and effect, and continue to apply and relate to the Amended and Restated Credit Agreement and the Secured Obligations (as defined in the Security Agreement). This Affirmation is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and each of Affirmed Documents as herein amended, confirmed, renewed, affirmed and continued shall continue in full force and effect and continue to apply and relate to the Amended and Restated Credit Agreement and the Secured Obligations.

11. Successors and Assigns. This Affirmation will inure to the benefit of, and be binding on, each Loan Party and its successors and permitted assigns, and will inure to the benefit of, and be binding on, the Secured Parties and their successors and permitted assigns. No Loan Party may assign this Affirmation, or any of its rights or obligations under this Affirmation, without the prior written consent of the Collateral Agent.

12. Counterparts. This Affirmation may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Affirmation. Any signature delivered by a party by facsimile transmission (including “pdf” or “tif”) shall be deemed to be an original signature hereto.

[THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

IN WITNESS WHEREOF, each Loan Party has caused its duly authorized officers to execute this Affirmation of Guaranties and Collateral Documents and Consent to Amendment and Restatement as of the day and year first above written.

APRIA HEALTHCARE GROUP, INC.

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President, General
Counsel and Secretary

SKY ACQUISITION LLC

By:	/s/ Chris A. Karkenny
Name: Chris A. Karkenny
Title: Executive Vice President and Chief
Financial Officer

APRIA HEALTHCARE, INC.
APRIACARE MANAGEMENT SYSTEMS, INC.
APRIADIRECT.COM
APRIA HEALTHCARE OF NEW YORK STATE, INC.
CORAM, INC.
VALESCENT HEALTH LLC
AHNY – DME LLC
AHNY – IV LLC
301 CITY AVENUE, LLC
301 MANAGEMENT, INC.
as Borrowers

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President

CORAM CLINICAL TRIALS, INC.
T2 MEDICAL, INC.
CORAM SPECIALTY INFUSION SERVICES, INC.
CORAM HEALTHCARE CORPORATION OF ALABAMA
CORAM HEALTHCARE CORPORATION OF FLORIDA
CORAM HEALTHCARE CORPORATION OF
GREATER D.C.
CORAM HEALTHCARE CORPORATION OF
GREATER NEW YORK
CORAM HEALTHCARE CORPORATION OF
INDIANA
CORAM HEALTHCARE CORPORATION OF
MISSISSIPPI
CORAM HEALTHCARE CORPORATION OF
NEVADA
CORAM HEALTHCARE CORPORATION OF
NEW YORK
CORAM HEALTHCARE CORPORATION OF
NORTHERN CALIFORNIA
CORAM HEALTHCARE CORPORATION OF
SOUTH CAROLINA
CORAM HEALTHCARE CORPORATION OF
SOUTHERN CALIFORNIA
CORAM HEALTHCARE CORPORATION OF
SOUTHERN FLORIDA
CORAM ALTERNATE SITE SERVICES, INC.
CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS
CORAM HEALTHCARE CORPORATION OF NORTH TEXAS
CORAM HEALTHCARE CORPORATION OF UTAH
CORAMRX, LLC
CORAM HEALTHCARE OF WYOMING, LLC
HELATHINFUSION, INC.
H.M.S.S., INC.
CORAM SERVICE CORPORATION
as Borrowers

By:	/s/ Michael E. Dell
Name: Michael E. Dell
Title: Vice President, General Counsel and
Secretary

ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:	/s/ Adam Seiden
Name: Adam Seiden
Title: Vice President